UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2015

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On August 21, 2015, Incyte Corporation (the “Company”), agreed to purchase certain real property, including land and an office building, located in Wilmington, Delaware (the “Property”), from Augustine Land II, L.P., a Delaware limited partnership (“Seller”), pursuant to an Agreement of Sale between the Company and Seller (the “Sale Agreement”). The Company will acquire the Property, which it currently leases from Seller and uses as its corporate headquarters, for a purchase price of approximately $79.9 million, subject to certain customary adjustments.

The Sale Agreement contains customary representations and warranties regarding the Property and closing of the acquisition is subject to certain standard closing conditions. Under the Sale Agreement, closing of the acquisition is to occur no later than April 1, 2016, unless the Seller in its sole discretion elects to extend the closing date for up to 60 days pursuant to the terms of the Sale Agreement. The Company intends to fund the purchase of the Property through available cash on hand.

A copy of the Sale Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety herein.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s intentions with respect to funding of the purchase of the Property. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to, changes in the Company’s cash management and potential financing plans, unanticipated costs in research and development efforts and other unanticipated cash requirements, and the other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the risks set forth in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

10.1	Agreement of Sale between Incyte Corporation and Augustine Land II, L.P., dated August 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2015

INCYTE CORPORATION

	By:	/s/ Eric H. Siegel
Eric H. Siegel
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement of Sale between Incyte Corporation and Augustine Land II, L.P., dated August 21, 2015.